Schedule of Investments August 31, 2020 (Unaudited)

Reinhart Genesis PMV Fund

Description	Shares	Value
COMMON STOCKS - 97.1%
Consumer Discretionary - 14.4%
Bloomin' Brands	179,460	$2,573,457
Carter's	23,850	1,898,937
frontdoor *	39,000	1,699,230
Gentex	34,430	931,332
Grand Canyon Education *	35,900	3,376,036
Thor Industries	31,180	2,944,327
		13,423,319
Financials - 23.2%
1st Source	31,860	1,097,577
Air Lease	83,980	2,610,098
First American Financial	60,000	3,154,200
First Citizens BancShares, Class A	5,830	2,292,064
First Hawaiian	166,490	2,752,080
International Bancshares	57,520	1,816,482
LPL Financial Holdings	27,500	2,259,400
White Mountains Insurance Group	3,950	3,521,030
Wintrust Financial	49,100	2,136,832
		21,639,763
Health Care - 7.4%
Encompass Health	47,420	3,093,681
Premier, Class A	116,310	3,809,152
		6,902,833
Industrials - 20.0%
Aerojet Rocketdyne Holdings *	88,277	3,652,020
AMERCO	9,343	3,315,737
EMCOR Group	30,800	2,310,308
GMS *	95,880	2,539,861
Insperity	65,330	4,401,282
TriNet Group *	36,500	2,476,160
		18,695,368
Information Technology - 13.0%
ACI Worldwide *	108,000	3,173,040
ASGN *	46,900	3,366,013
Change Healthcare *	210,000	2,971,500
MAXIMUS	34,000	2,636,700
		12,147,253
Real Estate - 17.2%
Alexander & Baldwin - REIT	240,836	2,916,524
Extended Stay America	333,620	4,166,914
Life Storage - REIT	18,610	1,962,052
Marcus & Millichap *	104,060	2,935,533
Rayonier - REIT	60,000	1,756,800
Ryman Hospitality Properties - REIT	58,840	2,245,334
		15,983,157
Utilities - 1.9%
Southwest Gas Holdings	28,000	1,760,360

TOTAL COMMON STOCKS
(Cost $88,096,493)		90,552,053

SHORT-TERM INVESTMENT - 2.8%
First American Treasury Obligations Fund, Class X, 0.07% ^
(Cost $2,616,835)	2,616,835	2,616,835

Total Investments - 99.9%
(Cost $90,713,328)		93,168,888
Other Assets and Liabilities, Net - 0.1%		78,481
Total Net Assets - 100.0%		$93,247,369

* Non-income producing security.
^ The rate shown is the annualized seven-day effective yield as of August 31, 2020.
REIT - Real Estate Investment Trust

The Global Industry Classification Standard ("GICS"®) was developed by and is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$90,552,053	$-	$-	$90,552,053
Short-Term Investment	2,616,835	-	-	2,616,835
Total Investments	$93,168,888	$-	$-	$93,168,888

Refer to Schedule of Investments for furhter information on the classification of investments.